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                             STAGECOACH FUNDS, INC.

     Arizona Tax-Free Fund, Oregon Tax-Free Fund and National Tax-Free Fund
                                 Class A, B & C
                                      and
                              Institutional Class

                     SUPPLEMENT DATED MARCH 1, 1999 TO THE
                      PROSPECTUSES DATED NOVEMBER 15, 1998
                      AND TO THE STATEMENTS OF ADDITIONAL
                      INFORMATION DATED NOVEMBER 15, 1998
                       AND SUPPLEMENTED DECEMBER 31, 1998

Effective March 1, 1999, Stephen Galiani is responsible as portfolio manager for the Arizona Tax-Free and Oregon Tax-Free Funds. Prior to this time, Mr. Galiani was a portfolio co-manager for these Funds.

Also effective March 1, 1999, Anjanette T. Pena is responsible as co-manager for the Arizona Tax-Free, Oregon Tax-Free and National Tax-Free Funds. Ms. Pena joined the Funds' sub-advisor, Wells Capital Management, Inc. ("WCM"), in early 1998. From 1996 until she joined WCM, Ms. Pena was an assistant portfolio manager/tax-exempt securities trader for RNC Capital Management Inc., and she was a bond specialist at Charles Schwab & Co. from 1993 to 1996. Ms. Pena holds a BA from the University of Illinois at Urbana/Champaign and she is a Chartered Financial Analyst Level II candidate.